SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 22, 1999
                                                          (July 22, 1999)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(650) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on July 22, 1999 by Franklin  Resources,
Inc.



                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FRANKLIN RESOURCES, INC.
                       (Registrant)


Date: July 22, 1999   /s/ Leslie M. Kratter
                      ----------------------
                       LESLIE M. KRATTER
                       Vice President




                                Exhibits


        A.  Press Release issued on July 22, 1999 by Franklin Resources, Inc.





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


FROM:      Franklin Resources, Inc.
           Public Relations: Holly Gibson (650) 312-4701
           Investor Relations: Bijan Modanlou (650) 525-8900 www.frk.com


                             For Immediate Release

              Franklin Resources Announces Third Quarter Results


San Mateo, CA, July 22, 1999-- Franklin Resources, Inc. (NYSE: BEN) today reported net income of $123.3 million, or $0.49 per share diluted on revenues of $566.8 million for the quarter ended June 30, 1999. Net income for the quarter ended June 30, 1998 was $131.0 million, or $0.52 per share diluted, on revenues of $672.6 million.

      Net income for the nine months ended June 30, 1999 was $294.3 million, or $1.16 per share diluted, on revenues of $1,688.5 million. These results included pretax restructuring charges of $58.5 million. Had the Company not taken these charges, diluted per share earnings would have been approximately $1.33 during this period. Net income for the nine months ended June 30, 1998 was $388.2 million, or $1.53 per share diluted, on revenues of $1,978.7 million.

      Assets under management by the Company's subsidiaries were $228.7 billion, compared to $216.0 billion in the preceding quarter and $236.6 billion at this time last year. Quarterly average assets under management during the current quarter were $223.9 billion compared to $216.4 billion in the preceding quarter and $240.5 billion in the same quarter a year ago.

      Franklin Resources, Inc. provides global and domestic investment management, shareholder and distribution services to the Franklin Templeton mutual funds and institutional accounts in over 100 different nations worldwide. Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands except
assets under management and per share data.)

                                Three months ended        Nine months ended
                                      June 30                   June 30
                                ------------------------------------------------
                                      1999        1998        1999        1998
Operating revenues:
Investment management fees        $340,515    $373,820     $993,304  $1,073,622
Underwriting and distribution
  fees                             176,118     252,354      543,128     774,164
Shareholder servicing fees          45,376      40,793      138,872     117,798
Other                                4,766       5,629       13,221      13,102
                                ------------------------------------------------
Total operating revenues           566,775     672,596    1,688,525   1,978,686
                                ------------------------------------------------
Operating expenses:
Underwriting and distribution      151,353     220,660      467,699     668,378
Compensation and benefits          126,821     152,688      389,451     418,723
Information systems, technology
  and occupancy                     53,829      37,312      154,419     129,770
Advertising and promotion           26,379      33,782       80,010      92,387
Amortization of deferred sales
  commissions                       23,600      27,753       71,582      78,174
Amortization of intangible assets    9,283       9,336       27,939      27,280
Other                               19,004      22,846       60,579      64,889
Restructuring charges                    -           -       58,455           -
                                ------------------------------------------------
Total operating expenses           410,269     504,377    1,310,134   1,479,601
                                ------------------------------------------------

Operating income                   156,506     168,219      378,391     499,085
                                ------------------------------------------------

Other income (expense):
Investment and other income         12,227      15,435       37,253      42,006
Interest expense                    (4,876)     (6,523)     (15,825)    (16,501)
                                ------------------------------------------------
Other income (expense), net          7,351       8,912       21,428      25,505
                                ------------------------------------------------


Income before taxes on income      163,857     177,131      399,819     524,590
Taxes on income                     40,550      46,118      105,549     136,393
                                ------------------------------------------------

Net income                        $123,307    $131,013     $294,270    $388,197
                                ================================================

Earnings per share:
     Basic                           $0.49       $0.52        $1.17       $1.54
     Diluted                         $0.49       $0.52        $1.16       $1.53

Dividends per share                 $0.055       $0.05       $0.165       $0.15

Average shares outstanding
(in thousands):
     Basic                         252,103     252,860      252,161     252,771
     Diluted                       252,595     253,095      252,685     253,383

Assets under management
(in millions):
     End of period                $228,724    $236,574     $228,724    $236,574
     Simple monthly average
       for period                 $223,867    $240,513     $219,287    $229,916


Franklin Resources, Inc.
Consolidated Income Statements
(Dollar amounts in thousands except assets
under management and per share data.)                                  Three months ended
                                               30-Jun-99    31-Mar-99   31-Dec-98    30-Sep-98    30-Jun-98

Operating revenues:
Investment management fees                      $340,515     $322,419    $330,370     $339,651     $373,820
Underwriting and distribution fees               176,118      178,406     188,604      208,483      252,354
Shareholder servicing fees                        45,376       47,762      45,734       42,762       40,793
Other                                              4,766        5,484       2,971        7,690        5,629
                                               -------------------------------------------------------------
Total operating revenues                         566,775      554,071     567,679      598,586      672,596
                                               -------------------------------------------------------------
Operating expenses:
Underwriting and distribution                    151,353      153,300     163,046      173,328      220,660
Compensation and benefits                        126,821      128,816     133,814      134,362      152,688
Information systems, technology and occupancy     53,829       52,111      48,479       51,895       37,312
Advertising and promotion                         26,379       25,393      28,238       33,538       33,782
Amortization of deferred sales commissions        23,600       22,963      25,019       27,231       27,753
Amortization of intangible assets                  9,283        9,283       9,373        9,577        9,336
Other                                             19,004       18,770      22,805       25,644       22,846
Restructuring charges                                  -       12,315      46,140            -            -
                                               -------------------------------------------------------------
Total operating expenses                         410,269      422,951     476,914      455,575      504,377
                                               -------------------------------------------------------------

Operating income                                 156,506      131,120      90,765      143,011      168,219
                                               -------------------------------------------------------------
Other income (expense):
Investment and other income                       12,227       14,490      10,536       14,717       15,435
Interest expense                                  (4,876)      (4,776)     (6,173)      (6,034)      (6,523)
                                               -------------------------------------------------------------
Other income (expense), net                        7,351        9,714       4,363        8,683        8,912
                                               -------------------------------------------------------------

Income before taxes on income                    163,857      140,834      95,128      151,694      177,131
Taxes on income                                   40,550       38,363      26,636       39,441       46,118
                                               -------------------------------------------------------------

Net income                                      $123,307     $102,471     $68,492     $112,253     $131,013
                                               =============================================================
Earnings per share:
     Basic                                         $0.49        $0.41       $0.27        $0.44        $0.52
     Diluted                                       $0.49        $0.41       $0.27        $0.44        $0.52

Dividends per share                               $0.055       $0.055      $0.055        $0.05        $0.05

Average shares outstanding (in thousands):
     Basic                                       252,103      252,189     251,860      252,579      252,860
     Diluted                                     252,595      252,579     252,055      252,707      253,095

Assets under management (in millions):
     End of period                              $228,724     $215,960    $220,236     $208,591     $236,574
     Simple monthly average for period          $223,867     $216,439    $216,959     $221,633     $240,513

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


ASSETS UNDER MANAGEMENT


(In billions)              30-Jun-99  31-Mar-99  31-Dec-98  30-Sep-98  30-Jun-98
                           -----------------------------------------------------
Franklin Templeton Group:
  Equity:
      Global/international    $102.0      $91.4      $92.8      $84.8     $105.4
      Domestic (U.S.)           40.4       37.4       40.4       37.6       45.9
                           -------- --------------------------------------------
      Total Equity             142.4      128.8      133.2      122.4      151.3
                           -----------------------------------------------------
  Hybrid funds <F1>             10.8       10.7       11.5       11.2       12.4


  Fixed income:
      Tax-free                  50.0       51.6       50.9       50.5       49.1
      Taxable:
         Domestic
           (primarily
            US Govt.)           15.9       16.1       16.0       16.0       15.7
         Global/international    3.9        4.0        4.0        3.7        4.1
                           -----------------------------------------------------
      Total Fixed Income        69.8       71.7       70.9       70.2       68.9
                           -----------------------------------------------------

  Money funds                    5.7        4.8        4.6        4.8        4.0
                           =====================================================
      Total Franklin
        Templeton Group       $228.7     $216.0     $220.2     $208.6     $236.6
                           =====================================================




<F1> Hybrid funds include asset allocation,  balanced, flexible and income-mixed funds as defined by the Investment Company Institute. Periods prior to March 31, 1999 have been restated to reflect the reclassification of certain funds to Domestic Equity from the Hybrid category.

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